ULTRA VARIABLE LIFE ULTRA-ACCESS VARIABLE ANNUITY ULTRANNUITY SERIES V VARIABLE ANNUITY ULTRA-REWARDS VARIABLE ANNUITY ULTRA-SELECT SERIES L VARIABLE ANNUITY

Prospectus Supplement Dated October 26, 2009

Important Information about
Alger American Funds

Effective September 23, 2009, the Alger American LargeCap Growth Portfolio Class O changed its name to Alger Large Cap Growth Portfolio Class I-2 and the Alger American SmallCap Growth Portfolio Class O changed its name to Alger Small Cap Growth Portfolio Class I-2. All references in the Prospectus to the Alger American LargeCap Growth Portfolio Class O and Alger American SmallCap Growth Portfolio Class O are changed to Alger Large Cap Growth Portfolio Class I-2 and Alger Small Cap Growth Portfolio Class I-2, respectively.

Investors should retain this supplement for future reference.

UNITED OF OMAHA LIFE INSURANCE COMPANY, Variable Product Services Mailing Address: P.O. Box 750497, Topeka, Kansas 66675-0497 1-800-238-9354